Finance income (costs)	12 Months Ended
Dec. 31, 2021
Finance income/(costs)
Finance income/(costs)

8Finance income/(costs)

	2021	2020	2019
	£ 000	£ 000	£ 000
Interest on loans from related parties	(483)	(709)	—
Bad debt write-off	(14)	—	(15)
Fair value losses	—	(18)	—
Interest expense on leases	(77)	(74)	(46)
Other	(1)	(6)	(5)
Total finance costs	(575)	(807)	(66)
Fair value gains	32,578	—	—
Other	12	—	—
Total finance income	32,590	—	—
Total finance income/(costs)	32,015	(807)	(66)

Interest on loans from related parties represents the interest charged by Imagination Industries Ltd, a company wholly owned by Stephen Fitzpatrick.

Fair value movements include a fair value gain on public and private warrants in issue of £6,817 thousand (note 21) in addition to a fair value gain on the Convertible Senior Secured Notes of £26,876 thousand (note 25).

Other finance costs include discount unwind on provisions for dilapidations.